                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-MAY-01
MASTER SERVICING DIVISION

DEAL REFERENCE                                                         93-2A                93-2C               93-2D
                                                                       -----                -----               -----
BEGINNING SECURITY BALANCE                                      $    18,228,011.68   $    57,274,105.45   $    32,645,696.53
  Loans Repurchased                                                             --                   --                   --
  Scheduled Principal Distribution                                       34,619.80            99,816.85           352,249.02
  Additional Principal Distribution                                       9,355.11            13,794.81            24,677.88
  Liquidations Distribution                                             203,923.65         1,302,801.89           425,993.00
  Accelerated Prepayments                                                       --                   --                   --
  Adjustments (Cash)                                                            --                   --                   --
  Adjustments (Non-Cash)                                                        --                   --                   --
  Losses/Foreclosures                                                           --                   --                   --
  Special Hazard Account                                                        --                   --                   --
                                                                ------------------   ------------------   ------------------
                                      Ending Security Balance   $    17,980,113.12   $    55,857,691.90   $    31,842,776.63
                                                                ==================   ==================   ==================

INTEREST DISTRIBUTION:

Due Certificate Holders                                         $       113,636.67   $       345,785.33   $       182,500.45
Compensating Interest                                                       436.03             4,139.84             1,165.37

  Trustee Fee (Tx. Com. Bk.)                                                205.07               715.93               408.07
  Pool Insurance Premium (PMI Mtg. Ins.)                                        --                   --                   --
  Pool Insurance (GE Mort. Ins.)                                          4,411.18                   --             5,255.96
  Pool Insurance (United Guaranty Ins.)                                         --                   --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                  --                   --                   --
  Special Hazard Insurance (Comm. and Ind.)                                 865.83                   --                   --
  Bond Manager Fee (Capstead)                                               288.61               715.93               476.08
  Excess Compensating Interest (Capstead)                                       --                   --                   --
  Administrative Fee (Capstead)                                             493.74             2,386.51             1,020.21
  Administrative Fee (Other)                                                    --                   --                   --
  Excess-Fees                                                                   --                   --                   --
  Special Hazard Insurance (Aetna Casualty)                                     --                   --                   --
  Other                                                                         --                   --                   --
                                                                ------------------   ------------------   ------------------
                                                   Total Fees             6,264.43             3,818.37             7,160.32
                                                                ------------------   ------------------   ------------------
 Servicing Fee                                                            5,394.64            14,832.98             9,012.25
 Interest on Accelerated Prepayments                                            --                   --                   --
                                                                ------------------   ------------------   ------------------
                                  Total Interest Distribution   $       125,731.77   $       368,576.52   $       199,838.39
                                                                ==================   ==================   ==================
LOAN COUNT                                                                      71                  224                  187
WEIGHTED AVERAGE PASS-THROUGH RATE                                        7.509719             7.331589             6.751242


DEAL REFERENCE                                                       93-2E.A
                                                                     -------
BEGINNING SECURITY BALANCE                                      $    22,236,693.87
  Loans Repurchased                                                             --
  Scheduled Principal Distribution                                      223,982.58
  Additional Principal Distribution                                       6,948.24
  Liquidations Distribution                                             231,891.40
  Accelerated Prepayments                                                       --
  Adjustments (Cash)                                                            --
  Adjustments (Non-Cash)                                                        --
  Losses/Foreclosures                                                           --
  Special Hazard Account                                                        --
                                                                ------------------
                                      Ending Security Balance   $    21,773,871.65
                                                                ==================

INTEREST DISTRIBUTION:

Due Certificate Holders                                         $       122,334.89
Compensating Interest                                                       770.88

  Trustee Fee (Tx. Com. Bk.)                                                240.90
  Pool Insurance Premium (PMI Mtg. Ins.)                                  4,892.07
  Pool Insurance (GE Mort. Ins.)                                                --
  Pool Insurance (United Guaranty Ins.)                                         --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                  --
  Special Hazard Insurance (Comm. and Ind.)                                     --
  Bond Manager Fee (Capstead)                                               277.96
  Excess Compensating Interest (Capstead)                                       --
  Administrative Fee (Capstead)                                             787.54
  Administrative Fee (Other)                                                    --
  Excess-Fees                                                                   --
  Special Hazard Insurance (Aetna Casualty)                                     --
  Other                                                                         --
                                                                ------------------
                                                   Total Fees             6,198.47
                                                                ------------------
 Servicing Fee                                                            5,994.31
 Interest on Accelerated Prepayments                                            --
                                                                ------------------
                                  Total Interest Distribution   $       135,298.55
                                                                ==================
LOAN COUNT                                                                     123
WEIGHTED AVERAGE PASS-THROUGH RATE                                        6.643385

                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-MAY-01
MASTER SERVICING DIVISION

DEAL REFERENCE                                                        93-2E.B              93-2G               1995-A
                                                                      -------              ------              ------
BEGINNING SECURITY BALANCE                                      $    66,291,945.74   $    91,813,706.83   $    18,677,854.25
  Loans Repurchased                                                             --                   --                   --
  Scheduled Principal Distribution                                      108,162.72           158,678.27            21,832.15
  Additional Principal Distribution                                      12,900.35            20,920.91             1,894.49
  Liquidations Distribution                                             866,143.36         1,317,092.04           484,105.66
  Accelerated Prepayments                                                       --                   --                   --
  Adjustments (Cash)                                                            --                   --                   --
  Adjustments (Non-Cash)                                                        --                   --                   --
  Losses/Foreclosures                                                           --                   --                   --
  Special Hazard Account                                                        --                   --                   --
                                                                ------------------   ------------------   ------------------
                                      Ending Security Balance   $    65,304,739.31   $    90,317,015.61   $    18,170,021.95
                                                                ==================   ==================   ==================

INTEREST DISTRIBUTION:

Due Certificate Holders                                         $       387,769.87   $       542,015.73   $       125,635.55
Compensating Interest                                                     4,010.70             4,544.21                   --

  Trustee Fee (Tx. Com. Bk.)                                                718.16             1,032.90               155.65
  Pool Insurance Premium (PMI Mtg. Ins.)                                 14,584.23                   --                   --
  Pool Insurance (GE Mort. Ins.)                                                --                   --             7,004.20
  Pool Insurance (United Guaranty Ins.)                                         --                   --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                  --                   --                   --
  Special Hazard Insurance (Comm. and Ind.)                                     --                   --                   --
  Bond Manager Fee (Capstead)                                               828.65             1,147.67                   --
  Excess Compensating Interest (Capstead)                                       --                   --             1,596.65
  Administrative Fee (Capstead)                                           2,347.85             3,825.67               483.43
  Administrative Fee (Other)                                                    --                   --                   --
  Excess-Fees                                                                   --                   --                   --
  Special Hazard Insurance (Aetna Casualty)                                     --                   --               428.03
  Other                                                                         --                   --                   --
                                                                ------------------   ------------------   ------------------
                                                   Total Fees            18,478.89             6,006.24             9,667.96
                                                                ------------------   ------------------   ------------------
 Servicing Fee                                                           17,297.31            22,777.18             5,836.81
 Interest on Accelerated Prepayments                                            --                   --                   --
                                                                ------------------   ------------------   ------------------
                                  Total Interest Distribution   $       427,556.77   $       575,343.36   $       141,140.32
                                                                ==================   ==================   ==================
LOAN COUNT                                                                     238                  347                   90
WEIGHTED AVERAGE PASS-THROUGH RATE                                        7.091913             7.143508             8.071733


DEAL REFERENCE                                                       1996-A
                                                                     -------
BEGINNING SECURITY BALANCE                                      $    17,236,869.83
  Loans Repurchased                                                             --
  Scheduled Principal Distribution                                       22,900.43
  Additional Principal Distribution                                      10,763.95
  Liquidations Distribution                                           1,389,281.50
  Accelerated Prepayments                                                       --
  Adjustments (Cash)                                                            --
  Adjustments (Non-Cash)                                                        --
  Losses/Foreclosures                                                           --
  Special Hazard Account                                                        --
                                                                ------------------
                                      Ending Security Balance   $    15,813,923.95
                                                                ==================

INTEREST DISTRIBUTION:

Due Certificate Holders                                         $       110,940.62
Compensating Interest                                                           --

  Trustee Fee (Tx. Com. Bk.)                                                215.46
  Pool Insurance Premium (PMI Mtg. Ins.)                                        --
  Pool Insurance (GE Mort. Ins.)                                          4,964.22
  Pool Insurance (United Guaranty Ins.)                                         --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                  --
  Special Hazard Insurance (Comm. and Ind.)                                     --
  Bond Manager Fee (Capstead)                                                   --
  Excess Compensating Interest (Capstead)                                 4,460.90
  Administrative Fee (Capstead)                                             718.19
  Administrative Fee (Other)                                                    --
  Excess-Fees                                                                   --
  Special Hazard Insurance (Aetna Casualty)                                 395.01
  Other                                                                         --
                                                                ------------------
                                                   Total Fees            10,753.78
                                                                ------------------
 Servicing Fee                                                            4,704.70
 Interest on Accelerated Prepayments                                            --
                                                                ------------------
                                  Total Interest Distribution   $       126,399.10
                                                                ==================
LOAN COUNT                                                                      64
WEIGHTED AVERAGE PASS-THROUGH RATE                                        7.723487

                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-MAY-01
MASTER SERVICING DIVISION

DEAL REFERENCE                                                        1996-B             1996-C.1             1996-C.2
                                                                      ------             --------             --------
BEGINNING SECURITY BALANCE                                      $    31,148,443.21   $     4,178,386.65   $    10,421,826.38
  Loans Repurchased                                                             --                   --                   --
  Scheduled Principal Distribution                                       39,470.33             4,555.06            12,950.95
  Additional Principal Distribution                                       3,997.53                 5.61             3,932.42
  Liquidations Distribution                                           1,498,159.29           176,015.94                   --
  Accelerated Prepayments                                                       --                   --                   --
  Adjustments (Cash)                                                            --                   --                   --
  Adjustments (Non-Cash)                                                        --                   --                   --
  Losses/Foreclosures                                                           --                   --                   --
  Special Hazard Account                                                        --                   --                   --
                                                                ------------------   ------------------   ------------------
                                      Ending Security Balance   $    29,606,816.06   $     3,997,810.04   $    10,404,943.01
                                                                ==================   ==================   ==================

INTEREST DISTRIBUTION:

Due Certificate Holders                                         $       199,170.73   $        28,660.48   $        70,954.21
Compensating Interest                                                           --                   --                   --

  Trustee Fee (Tx. Com. Bk.)                                                389.36                52.23                86.85
  Pool Insurance Premium (PMI Mtg. Ins.)                                  8,417.87                   --                   --
  Pool Insurance (GE Mort. Ins.)                                                --             1,203.38                   --
  Pool Insurance (United Guaranty Ins.)                                         --                   --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                              782.38                   --                   --
  Special Hazard Insurance (Comm. and Ind.)                                     --                   --                   --
  Bond Manager Fee (Capstead)                                                   --                   --                   --
  Excess Compensating Interest (Capstead)                                 6,206.86               310.66                   --
  Administrative Fee (Capstead)                                           1,297.83               208.94               217.13
  Administrative Fee (Other)                                                    --                   --                   --
  Excess-Fees                                                                   --                   --                   --
  Special Hazard Insurance (Aetna Casualty)                                 900.71                95.75                   --
  Other                                                                         --                   --                   --
                                                                ------------------   ------------------   ------------------
                                                   Total Fees            17,995.01             1,870.96               303.98
                                                                ------------------   ------------------   ------------------
 Servicing Fee                                                            9,324.79             1,305.72             2,444.62
 Interest on Accelerated Prepayments                                            --                   --                   --
                                                                ------------------   ------------------   ------------------
                                  Total Interest Distribution   $       226,490.53   $        31,837.16          $ 73,702.81
                                                                ==================   ==================   ==================
LOAN COUNT                                                                     114                   20                   52
WEIGHTED AVERAGE PASS-THROUGH RATE                                        7.673092             8.231066             8.169878


DEAL REFERENCE                                                      1996-C.3
                                                                    --------
BEGINNING SECURITY BALANCE                                      $     8,091,525.41
  Loans Repurchased                                                             --
  Scheduled Principal Distribution                                        8,491.02
  Additional Principal Distribution                                       1,176.59
  Liquidations Distribution                                             476,885.61
  Accelerated Prepayments                                                       --
  Adjustments (Cash)                                                            --
  Adjustments (Non-Cash)                                                        --
  Losses/Foreclosures                                                           --
  Special Hazard Account                                                        --
                                                                ------------------
                                      Ending Security Balance   $     7,604,972.19
                                                                ==================

INTEREST DISTRIBUTION:

Due Certificate Holders                                         $        53,544.19
Compensating Interest                                                           --

  Trustee Fee (Tx. Com. Bk.)                                                 67.43
  Pool Insurance Premium (PMI Mtg. Ins.)                                        --
  Pool Insurance (GE Mort. Ins.)                                                --
  Pool Insurance (United Guaranty Ins.)                                   3,014.09
  Backup for Pool Insurance (Fin. Sec. Assur.)                                  --
  Special Hazard Insurance (Comm. and Ind.)                                     --
  Bond Manager Fee (Capstead)                                             1,837.68
  Excess Compensating Interest (Capstead)                                   928.56
  Administrative Fee (Capstead)                                             331.49
  Administrative Fee (Other)                                                    --
  Excess-Fees                                                                   --
  Special Hazard Insurance (Aetna Casualty)                                 233.98
  Other                                                                         --
                                                                ------------------
                                                   Total Fees             6,413.23
                                                                ------------------
 Servicing Fee                                                            2,528.61
 Interest on Accelerated Prepayments                                            --
                                                                ------------------
                                  Total Interest Distribution   $        62,486.03
                                                                ==================
LOAN COUNT                                                                      38
WEIGHTED AVERAGE PASS-THROUGH RATE                                        8.213315